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                                                                     Exhibit 4.5


                                      CORRECTED
                                 CERTIFICATE OF TRUST
                                          OF
                             UNIONBANCAL FINANCE TRUST IV


                    ---------------------------------------------

                 Pursuant to Section 3810(e) of Title 12, Chapter 38
                                of the Delaware Code

                    ---------------------------------------------

          The name of the business trust is UnionBanCal Finance Trust IV (the "Trust").

          The Trust filed a Certificate of Trust on November 17, 1998 which erroneously omitted the signatures of three of the Trustees.

          The Certificate of Trust of the Trust is hereby corrected to read in its entirety as follows:

                                CERTIFICATE OF TRUST
                                          OF
                             UNIONBANCAL FINANCE TRUST IV


          The undersigned, the trustees of UnionBanCal Finance Trust IV, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 DEL. C. Section 3810 hereby certify as follows:

          1. The name of the business trust being formed hereby is UnionBanCal Finance Trust IV (the "Trust").

          2. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is as follows:

               First Chicago Delaware Inc.
               300 King Street
               Wilmington, DE  19801

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                         FIRST CHICAGO DELAWARE INC., as
                          Delaware Trustee

                         By:    /s/ Lawrence Dillard
                            ---------------------------------------------------
                              Name: Lawrence Dillard
                              Title: First Vice President



                         THE FIRST NATIONAL BANK OF CHICAGO, as
                          Property Trustee

                         By:    /s/ Lawrence Dillard
                            ---------------------------------------------------
                              Name: Lawrence Dillard
                              Title: First Vice President



                                /s/ David I. Matson
                         ------------------------------------------------------
                              Name:  David I. Matson, as Regular Trustee


                                /s/ David A. Anderson
                         ------------------------------------------------------
                              Name:  David A. Anderson, as Regular Trustee


                                /s/ John H. McGuckin, Jr.
                         ------------------------------------------------------
                              Name:  John H. McGuckin, Jr., as Regular Trustee